EXHIBIT 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT

TO RULE 13a-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Arturo Rodriguez, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Aterian, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 28, 2022

/s/ Arturo Rodriguez
Arturo Rodriguez
Chief Financial Officer (Principal Financial Officer)